Exhibit 24.2

                          ANHEUSER-BUSCH, INCORPORATED
                                POWER OF ATTORNEY

     Each of the undersigned directors and officers of Anheuser-Busch, Incorporated, a Missouri corporation (the "Company"), hereby appoints August A. Busch III, W. Randolph Baker, JoBeth G. Brown and William J. Kimmins, Jr., and each of them acting singly, the true and lawful agents and attorneys of the undersigned, with full power of substitution, to do all things and to execute all instruments which any of them may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the (i) amendments to the existing Registration Statement on Form S-3 (Registration Statement No. 333-71105) relating to the debt securities of Anheuser-Busch Companies, Inc. and the Company; this authorization to include the authority to sign the name of each of the undersigned in the capacities indicated below to the said amendments and
(ii) proposed registration under said Act pursuant to a Registration Statement on Form S-3 of the debt securities of Anheuser-Busch Companies, Inc. and the Company in a principal amount not to exceed $510,000,000; this authorization to include the authority to sign the name of each of the undersigned in the capacities indicated below to the said proposed Registration Statement to be filed with the Securities and Exchange Commission in respect of said securities, and to any amendments to said proposed Registration Statement.

     IN WITNESS WHEREOF, each of the undersigned has executed a copy of this Power of Attorney as of April 18, 2000.

         /s/ AUGUST A. BUSCH III                    /s/ JAMES F. HOFFMEISTER
   ------------------------------------     ------------------------------------
           August A. Busch III                       James F. Hoffmeister
         Chairman of the Board                   Vice President-Administration
      and Chief Executive Officer                (Principal Financial Officer)
     (Principal Executive Officer)

         /s/ JOHN F. KELLY                         /s/ MICHAEL J. BROOKS
   ------------------------------------     ------------------------------------
           John F. Kelly                             Michael J. Brooks
             Controller                                   Director
      (Principal Accounting Officer)

                                                   /s/ MARIE C. CARROL
   ------------------------------------     ------------------------------------
        August A. Busch IV                            Marie C. Carrol
             Director                                    Director

         /s/ JOSEPH L. GOLZMAN                       /s/ JOHN E. JACOB
   ------------------------------------     ------------------------------------
           Joseph L. Golzman                           John E. Jacob
                 Director                                 Director

          /s/ DONALD W. KLOTH                     /s/ STEPHEN K. LAMBRIGHT
   ------------------------------------     ------------------------------------
             Donald W. Kloth                        Stephen K. Lambright
                 Director                                 Director

         /s/ ALOYS H. LITTEKEN                   /s/ DOUGLAS J. MUHLEMAN
   ------------------------------------     ------------------------------------
           Aloys H. Litteken                       Douglas J. Muhleman
                Director                                 Director

       /s/ ANTHONY T. PONTURO                      /s/ WILLIAM L. RAMMES
   ------------------------------------     ------------------------------------
          Anthony T. Ponturo                        William L. Rammes
                Director                                 Director


   ------------------------------------     ------------------------------------
            Jesus Rangel                            Josehp P. Sellinger
              Director                                  Director

      /s/ WAYMAN F. SMITH III                    /s/ PATRICK T. STOKES
   ------------------------------------     ------------------------------------
         Wayman F. Smith III                         Patrick T. Stokes
               Director                                  Director